AXP(R)
                                                                       Utilities
                                                                            Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
 Funds

(icon of) magnifying glass

AXP Utilities Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.



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Basic Investing

Making money in the stock market isn't limited to trying to discover the next high-flyer in a new industry. Many investors prefer to focus instead on businesses that provide basic needs such as electricity, water and telephone service. In addition to enjoying enduring demand for their services, utilities have a track record of paying above-average dividends.

CONTENTS

From the Chairman                                   3

Portfolio Manager Q & A                             3

Fund Facts                                          5

The 10 Largest Holdings                             6

Financial Statements                                7

Notes to Financial Statements                      10

Investments in Securities                          18

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2 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Bernhard M. Fleming
Bernhard M. Fleming
Portfolio manager

Portfolio Manager Q & A

Q: How did the Fund perform over the six-month period ending December 31, 2001?

A: The six-month period proved to be a difficult one for the Fund, as it registered a decline of 14.13% (return for Class A shares excluding sales charges). By comparison, the Lipper Utilities Index declined 12.98% for the same period.

Q: What factors contributed to the Fund's performance during this period?

A: This proved to be one of the most difficult periods for utilities stocks in recent history. Let's start with electric companies and independent power producers. Many large users of energy in the business sector were cutting back production, and therefore, reducing their demand for energy. That had a negative impact on commodity prices and earnings for these companies. These trends were reflected in

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3 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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declining stock prices. Another contributing factor to the problems in the utilities marketplace was the virtual disintegration of Enron. This had an impact on a number of companies that are involved in the natural gas business, which at one time was also Enron's focus. Clearly, factors such as these made this one of the most difficult periods for utilities stocks in recent history. Better performance was turned in by the telephone sector and stocks of what I call "plain vanilla" electric and gas companies, those standard electric and gas utilities that have maintained a traditional approach to the business.

Q: The Enron situation has been in the news a lot. How did that affect the Fund?

A: Enron is a stock that performed well for the Fund in the past, but we became increasingly concerned with the company's prospects and had completely sold out of our position by June. I dipped back into it briefly this fall when the stock was losing value, but that position was small, and not held for long. While the Fund did not directly suffer from Enron's free fall, their problems resonated through a number of other stocks, most notably Dynegy, which briefly flirted with the idea of buying out Enron late in 2001.

Q: What changes did you make to the portfolio during the past year?

A: Given the weakness in the energy sector, I boosted our holdings in selected telephone stocks, including Bell South, Verizon, Alltel and AT&T. At the same time, I sold out of positions in weaker telephone stocks that I expected would have difficulty in the coming months. On the energy side, I eliminated some holdings of struggling independent power producers such as Calpine, and also completely sold off our position in Dynegy. The extreme weakness among a number of energy companies appeared to create attractive buying opportunities in selected stocks. Recently, I have added Southern Company and El Paso Group, the latter of which was hard hit by the generally negative environment. These are solid companies that should benefit from an improving environment in 2002.

Q: What is your outlook for the coming six months?

A: The first half of 2002 is likely to continue to be a challenging time for utilities stocks. While the worst may be behind us, energy demand may continue to be weak in the near term. Given that scenario, I have only modest expectations for a number of our energy-related holdings. An exception continues to be those "plain vanilla" electric utilities, which offer some stability. Telephone stocks also look to have reasonable prospects in the months ahead. While I think the general outlook for performance of utilities stocks, including earnings growth and yields, remains reasonable, utilities appear to be out-of-favor at the moment, and may lag the market as a whole in the opening months of 2002. I believe that situation could improve later in the year.

Bernhard M. Fleming

Note to shareholders: Effective February 7, 2002, the name of the Fund changed from AXP Utilities Income Fund to AXP Utilities Fund.

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4 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2001                                                     $7.54
June 30, 2001                                                     $9.23
Decrease                                                          $1.69

Distributions -- July 1, 2001 - Dec. 31, 2001
From income                                                       $0.09
From long-term capital gains                                      $0.29
Total distributions                                               $0.38
Total return*                                                   -14.13%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2001                                                     $7.49
June 30, 2001                                                     $9.17
Decrease                                                          $1.68

Distributions -- July 1, 2001 - Dec. 31, 2001
From income                                                       $0.06
From long-term capital gains                                      $0.29
Total distributions                                               $0.35
Total return*                                                   -14.45%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2001                                                     $7.49
June 30, 2001                                                     $9.17
Decrease                                                          $1.68

Distributions -- July 1, 2001 - Dec. 31, 2001
From income                                                       $0.06
From long-term capital gains                                      $0.29
Total distributions                                               $0.35
Total return*                                                   -14.44%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
Dec. 31, 2001                                                     $7.55
June 30, 2001                                                     $9.24
Decrease                                                          $1.69

Distributions -- July 1, 2001 - Dec. 31, 2001
From income                                                       $0.10
From long-term capital gains                                      $0.29
Total distributions                                               $0.39
Total return*                                                   -14.03%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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The 10 Largest Holdings

                                     Percent                    Value
                                  (of net assets)        (as of Dec. 31, 2001)

BellSouth                               6.2%                 $129,710,000
Verizon Communications                  6.2                   128,142,000
Duke Energy                             4.7                    98,150,001
Dominion Resources                      4.6                    96,160,000
El Paso                                 4.3                    89,220,000
ALLTEL                                  3.3                    67,903,000
SBC Communications                      3.2                    66,589,000
Xcel Energy                             3.2                    66,576,000
DTE Energy                              3.0                    62,910,000
Sprint (FON Group)                      2.9                    60,240,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 41.6% of net assets

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6 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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


Financial Statements

Statement of assets and liabilities

AXP Utilities Fund, Inc.

Dec. 31, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,088,117,950)                                                                  $2,081,348,517
Cash in bank on demand deposit                                                                               24,658
Capital shares receivable                                                                                   138,129
Dividends and accrued interest receivable                                                                 4,336,686
                                                                                                          ---------
Total assets                                                                                          2,085,847,990
                                                                                                      -------------

Liabilities
Payable upon return of securities loaned (Note 4)                                                         4,455,000
Accrued investment management services fee                                                                   98,883
Accrued distribution fee                                                                                     85,774
Accrued service fee                                                                                              12
Accrued transfer agency fee                                                                                   8,498
Accrued administrative services fee                                                                           5,723
Other accrued expenses                                                                                      213,176
                                                                                                            -------
Total liabilities                                                                                         4,867,066
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $2,080,980,924
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    2,765,471
Additional paid-in capital                                                                            2,266,407,989
Undistributed net investment income                                                                          60,515
Accumulated net realized gain (loss)                                                                   (181,480,332)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    (6,772,719)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $2,080,980,924
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,383,474,521
                                                            Class B                                  $  683,277,739
                                                            Class C                                  $   12,727,007
                                                            Class Y                                  $    1,501,657
Net asset value per share of outstanding capital stock:     Class A shares        183,425,537        $         7.54
                                                            Class B shares         91,224,321        $         7.49
                                                            Class C shares          1,698,468        $         7.49
                                                            Class Y shares            198,821        $         7.55
                                                                                      -------        --------------
* Including securities on loan, at value (Note 4)                                                    $    4,353,525
                                                                                                     --------------

See accompanying notes to financial statements.

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7 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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


Statement of operations

AXP Utilities Fund, Inc.

Six months ended Dec. 31, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                             $  34,857,901
Interest                                                                                                  2,937,928
   Less foreign taxes withheld                                                                              (80,693)
                                                                                                            -------
Total income                                                                                             37,715,136
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        7,172,272
Distribution fee
   Class A                                                                                                1,947,950
   Class B                                                                                                3,801,302
   Class C                                                                                                   63,452
Transfer agency fee                                                                                       1,489,861
Incremental transfer agency fee
   Class A                                                                                                  107,110
   Class B                                                                                                   98,087
   Class C                                                                                                    2,456
Service fee -- Class Y                                                                                          828
Administrative services fees and expenses                                                                   396,826
Compensation of board members                                                                                10,635
Custodian fees                                                                                               77,400
Printing and postage                                                                                        150,400
Registration fees                                                                                           111,044
Audit fees                                                                                                   14,000
Other                                                                                                         6,416
                                                                                                              -----
Total expenses                                                                                           15,450,039
   Earnings credits on cash balances (Note 2)                                                               (46,652)
                                                                                                            -------
Total net expenses                                                                                       15,403,387
                                                                                                         ----------
Investment income (loss) -- net                                                                          22,311,749
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                      (177,920,990)
   Foreign currency transactions                                                                            (41,609)
                                                                                                            -------
Net realized gain (loss) on investments                                                                (177,962,599)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                  (207,380,019)
                                                                                                       ------------
Net gain (loss) on investments and foreign currencies                                                  (385,342,618)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(363,030,869)
                                                                                                      =============

See accompanying notes to financial statements.

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8 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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


Statements of changes in net assets

AXP Utilities Fund, Inc.

                                                                                Dec. 31, 2001         June 30, 2001
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   22,311,749        $   34,164,185
Net realized gain (loss) on investments                                          (177,962,599)           78,795,786
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies            (207,380,019)           (6,116,542)
                                                                                 ------------            ----------
Net increase (decrease) in net assets resulting from operations                  (363,030,869)          106,843,429
                                                                                 ------------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (16,852,583)          (22,658,222)
     Class B                                                                       (5,499,998)           (9,126,178)
     Class C                                                                          (92,566)              (66,976)
     Class Y                                                                           (1,256)              (19,569)
   Net realized gain
     Class A                                                                      (51,289,191)          (64,882,637)
     Class B                                                                      (25,381,681)          (30,197,477)
     Class C                                                                         (468,673)             (194,083)
     Class Y                                                                          (54,784)              (53,719)
                                                                                      -------               -------
Total distributions                                                               (99,640,732)         (127,198,861)
                                                                                  -----------          ------------

Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                                        114,628,906           419,312,907
   Class B shares                                                                  81,334,795           315,386,779
   Class C shares                                                                   4,433,151            13,282,893
   Class Y shares                                                                     670,091             1,082,902
Reinvestment of distributions at net asset value
   Class A shares                                                                  65,320,387            83,784,896
   Class B shares                                                                  30,217,162            38,457,478
   Class C shares                                                                     554,591               255,586
   Class Y shares                                                                      56,040                73,496
Payments for redemptions
   Class A shares                                                                (191,399,555)         (278,673,717)
   Class B shares (Note 2)                                                       (116,225,015)         (146,828,644)
   Class C shares (Note 2)                                                         (1,641,136)             (891,948)
   Class Y shares                                                                    (577,638)             (430,440)
                                                                                     --------              --------
Increase (decrease) in net assets from capital share transactions                 (12,628,221)          444,812,188
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                          (475,299,822)          424,456,756
Net assets at beginning of period                                               2,556,280,746         2,131,823,990
                                                                                -------------         -------------
Net assets at end of period                                                    $2,080,980,924        $2,556,280,746
                                                                               ==============        ==============
Undistributed net investment income                                            $       60,515        $      195,169
                                                                               --------------        --------------

See accompanying notes to financial statements.

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9 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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Notes to Financial Statements

AXP Utilities Fund, Inc. (formerly known as AXP Utilities Income Fund, Inc.)

(Unaudited as to Dec. 31, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in securities of public utilities companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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10 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

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11 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared daily and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. The maximum adjustment is 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $488,142 for the six months ended Dec. 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

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12 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,600,343 for Class A, $464,445 for Class B and $3,399 for Class C for the six months ended Dec. 31, 2001.

During the six months ended Dec. 31, 2001, the Fund's custodian and transfer agency fees were reduced by $46,652 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,163,081,840 and $1,157,906,607 respectively, for the six months ended Dec. 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $30,504 for the six months ended Dec. 31, 2001.

4. LENDING OF PORTFOLIO SECURITIES

As of Dec. 31, 2001, securities valued at $4,353,525 were on loan to brokers. For collateral, the Fund received $4,455,000 in cash. Income from securities lending amounted to $37,572 for the six months ended Dec. 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

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13 AXP UTILITIES FUND -- SEMIANNUAL REPORT



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


5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                            Six months ended Dec. 31, 2001
                                             Class A          Class B            Class C         Class Y

Sold                                       13,496,306         9,675,302          525,269          75,137
Issued for reinvested distributions         8,728,643         4,074,160           74,832           7,992
Redeemed                                  (23,423,025)      (14,049,728)        (200,731)        (67,064)
                                          -----------       -----------         --------         -------
Net increase (decrease)                    (1,198,076)         (300,266)         399,370          16,065
                                           ----------          --------          -------          ------

                                                               Year ended June 30, 2001
                                             Class A          Class B            Class C         Class Y

Sold                                       42,488,070        32,058,882        1,347,780         109,560
Issued for reinvested distributions         8,562,291         3,943,426           26,376           7,514
Redeemed                                  (28,407,918)      (15,068,003)         (91,704)        (43,361)
                                          -----------       -----------          -------         -------
Net increase (decrease)                    22,642,443        20,934,305        1,282,452          73,713
                                           ----------        ----------        ---------          ------

6. BANK BORROWINGS

The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended Dec. 31, 2001.

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14 AXP UTILITIES FUND -- SEMIANNUAL REPORT



7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                    2001(f)         2001         2000         1999         1998

Net asset value, beginning of period                             $ 9.23        $9.16        $9.91        $8.98       $ 8.04

Income from investment operations:

Net investment income (loss)                                        .09          .14          .19          .21          .24

Net gains (losses) (both realized and unrealized)                 (1.40)         .45         (.03)        1.52         1.93

Total from investment operations                                  (1.31)         .59          .16         1.73         2.17

Less distributions:

Dividends from net investment income                               (.09)        (.13)        (.18)        (.21)        (.23)

Distributions from realized gains                                  (.29)        (.39)        (.73)        (.59)       (1.00)

Total distributions                                                (.38)        (.52)        (.91)        (.80)       (1.23)

Net asset value, end of period                                   $ 7.54        $9.23        $9.16        $9.91       $ 8.98

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,383       $1,704       $1,484       $1,372         $973

Ratio of expenses to average daily net assets(c)                  1.07%(d)     1.03%         .99%         .86%         .86%

Ratio of net investment income (loss)
to average daily net assets                                       2.17%(d)     1.62%        1.97%        2.23%        2.81%

Portfolio turnover rate (excluding short-term securities)           55%          85%          89%          71%          83%

Total return(e)                                                 (14.13%)       6.14%        1.68%       20.15%       28.40%


Class B

Per share income and capital changes(a)

Fiscal period ended June 30,                                    2001(f)         2001         2000         1999         1998

Net asset value, beginning of period                             $ 9.17        $9.16        $9.91        $8.98       $ 8.04

Income from investment operations:

Net investment income (loss)                                        .06          .06          .12          .14          .17

Net gains (losses) (both realized and unrealized)                 (1.39)         .45         (.03)        1.52         1.94

Total from investment operations                                  (1.33)         .51          .09         1.66         2.11

Less distributions:

Dividends from net investment income                               (.06)        (.11)        (.11)        (.14)        (.17)

Distributions from realized gains                                  (.29)        (.39)        (.73)        (.59)       (1.00)

Total distributions                                                (.35)        (.50)        (.84)        (.73)       (1.17)

Net asset value, end of period                                   $ 7.49        $9.17        $9.16        $9.91       $ 8.98

Ratios/supplemental data

Net assets, end of period (in millions)                            $683         $839         $646         $460         $201

Ratio of expenses to average daily net assets(c)                  1.83%(d)     1.80%        1.75%        1.63%        1.62%

Ratio of net investment income (loss)
to average daily net assets                                       1.40%(d)      .86%        1.21%        1.45%        2.01%

Portfolio turnover rate (excluding short-term securities)           55%          85%          89%          71%          83%

Total return(e)                                                 (14.45%)       5.27%         .97%       19.29%       27.47%


See accompanying notes to financial highlights.

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15 AXP UTILITIES FUND -- SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended June 30,                                    2001(f)         2001      2000(b)

Net asset value, beginning of period                             $ 9.17        $9.16        $9.37

Income from investment operations:

Net investment income (loss)                                        .06          .06           --

Net gains (losses) (both realized and unrealized)                 (1.39)         .45         (.21)

Total from investment operations                                  (1.33)         .51         (.21)

Less distributions:

Dividends from net investment income                               (.06)        (.11)          --

Distributions from realized gains                                  (.29)        (.39)          --

Total distributions                                                (.35)        (.50)          --

Net asset value, end of period                                   $ 7.49        $9.17        $9.16

Ratios/supplemental data

Net assets, end of period (in millions)                             $13          $12          $--

Ratio of expenses to average daily net assets(c)                  1.85%(d)     1.80%        1.75%(d)

Ratio of net investment income (loss)
to average daily net assets                                       1.41%(d)      .88%        1.21%(d)

Portfolio turnover rate (excluding short-term securities)           55%          85%          89%

Total return(e)                                                 (14.44%)       5.27%       (2.35%)


Class Y

Per share income and capital changes(a)

Fiscal period ended June 30,                                    2001(f)         2001         2000         1999         1998

Net asset value, beginning of period                             $ 9.24        $9.16        $9.91        $8.98       $ 8.04

Income from investment operations:

Net investment income (loss)                                        .10          .15          .20          .22          .24

Net gains (losses) (both realized and unrealized)                 (1.40)         .45         (.02)        1.52         1.94

Total from investment operations                                  (1.30)         .60          .18         1.74         2.18

Less distributions:

Dividends from net investment income                               (.10)        (.13)        (.20)        (.22)        (.24)

Distributions from realized gains                                  (.29)        (.39)        (.73)        (.59)       (1.00)

Total distributions                                                (.39)        (.52)        (.93)        (.81)       (1.24)

Net asset value, end of period                                   $ 7.55        $9.24        $9.16        $9.91       $ 8.98

Ratios/supplemental data

Net assets, end of period (in millions)                              $2           $2           $1          $--          $--

Ratio of expenses to average daily net assets(c)                   .91%(d)      .88%         .83%         .79%         .79%

Ratio of net investment income (loss)
to average daily net assets                                       2.33%(d)     1.79%        2.14%        2.18%        3.02%

Portfolio turnover rate (excluding short-term securities)           55%          85%          89%          71%          83%

Total return(e)                                                 (14.03%)       6.29%        1.88%       20.25%       28.43%


See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16 AXP UTILITIES FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Six months ended Dec. 31, 2001 (Unaudited).

--------------------------------------------------------------------------------
17 AXP UTILITIES FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP Utilities Fund, Inc.

Dec. 31, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (89.9%)

Issuer                                                Shares            Value(a)

Communications equipment & services (1.2%)
AT&T Wireless Services                             1,700,000(b)      $24,429,000

Energy (5.0%)
Atmos Energy                                         500,000          10,625,000
ChevronTexaco                                        125,000          11,201,250
FirstEnergy                                        1,600,000          55,968,000
Kerr-McGee                                           200,000          10,960,000
Mirant                                             1,000,000(b)       16,020,000
Total                                                                104,774,250

Utilities-- electric (43.2%)
Allegheny Energy                                   1,500,000          54,330,000
Allete                                               600,000          15,120,000
Alliant Energy                                       500,000          15,180,000
American Water Works                                 500,000          20,875,000
Cinergy                                              600,000          20,058,000
Consolidated Edison                                   70,000           2,825,200
Dominion Resources                                 1,600,000          96,160,000
DTE Energy                                         1,500,000          62,910,000
Duke Energy                                        2,500,000          98,150,001
E.ON ADR                                             450,000(c)       23,179,500
Entergy                                            1,400,000          54,754,000
Exelon                                               500,000          23,940,000
MDU Resources Group                                1,000,000          28,150,000
NiSource                                           1,800,000          41,508,000
NRG Energy                                         1,900,000(b)       29,450,000
PG&E                                                 800,000          15,392,000
Pinnacle West Capital                                350,000          14,647,500
PPL                                                  450,000          15,682,500
Progress Energy                                      600,000          27,018,000
Public Service Enterprise Group                    1,300,000          54,847,000
Sempra Energy                                      1,727,000          42,397,850
Southern Co                                          900,000          22,815,000
Teco Energy                                          600,000          15,744,000
TXU                                                  800,000          37,720,000
Xcel Energy                                        2,400,000          66,576,000
Total                                                                899,429,551

Utilities -- gas (13.8%)
AGL Resources                                        600,000          13,812,000
El Paso                                            2,000,000          89,220,000
Equitable Resources                                1,000,000          34,070,000
KeySpan                                            1,737,900          60,218,235
New Jersey Resources                                 500,000          23,400,000
NICOR                                                250,000          10,410,000
Questar                                            1,200,000          30,060,000
Williams Companies                                 1,000,000          25,520,000
Total                                                                286,710,235

Utilities -- telephone (26.7%)
ALLTEL                                             1,100,000          67,903,000
AT&T                                               2,000,000          36,280,000
BCE                                                1,000,000(c)       22,800,000
BellSouth                                          3,400,000         129,710,000
Deutsche Telekom                                     650,000(c)       11,227,941
SBC Communications                                 1,700,000          66,589,000
Sprint (FON Group)                                 3,000,000          60,240,000
Verizon Communications                             2,700,000         128,142,000
Vodafone AirTouch ADR                              1,000,000(c)       25,680,000
WorldCom-WorldCom Group                              500,000(b)        7,040,000
Total                                                                555,611,941

Total common stocks
(Cost: $1,874,662,012)                                            $1,870,954,977

See accompanying notes to investments in securities.

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18 AXP UTILITIES FUND -- SEMIANNUAL REPORT

Preferred stocks (4.5%)

Issuer                                                Shares            Value(a)

Cox Communications
     7.00% Cm Cv PRIDES                              350,000(e)      $19,309,500

Dominion Resources
     9.50% Cv                                        200,000          11,944,000

Duke Energy
     8.25% Cv                                        400,000          10,540,000

Motorola
     7.00% Cv                                         60,900           2,846,466

NRG Energy
     6.50% Cv                                      1,000,000(f)       17,590,000

Sprint
     7.13% Cv                                        800,000          20,328,000

TXU
     8.75% Cv                                        212,000          10,968,880

Total preferred stocks
(Cost: $96,627,352)                                                  $93,526,846

Short-term securities (5.6%)

Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.1%)
Federal Home Loan Bank Disc Nt
         02-22-02               1.73%            $30,000,000         $29,921,086
Federal Home Loan Mtge Corp Disc Nt
         01-29-02               1.83               3,800,000           3,794,398
Federal Natl Mtge Assn Disc Nts
         01-07-02               1.85              19,500,000          19,492,986
         02-21-02               1.98               1,300,000           1,296,894
         03-07-02               1.71              10,000,000           9,969,780
Total                                                                 64,475,144

Commercial paper (2.5%)
Abbey Natl North America
         04-29-02               1.94               3,000,000           2,981,158
Gannett
         01-04-02               1.86               5,700,000(d)        5,698,822
         01-14-02               1.90               1,000,000(d)          999,261
Household Finance
         01-02-02               1.80               5,900,000           5,899,410
Morgan Stanley, Dean Witter, Discover & Co
         01-24-02               2.05               6,900,000           6,890,416
         01-30-02               2.00               1,800,000           1,796,865
Natl Rural Utilities
         01-14-02               2.03               2,400,000           2,398,105
         01-30-02               1.78               2,400,000           2,396,440
Procter & Gamble
         02-19-02               1.78               2,500,000(d)        2,493,819
UBS Finance (Delaware)
         02-25-02               3.35              20,900,000          20,837,254
Total                                                                 52,391,550

Total short-term securities
(Cost: $116,828,586)                                                $116,866,694

Total investments in securities
(Cost: $2,088,117,950)(g)                                         $2,081,348,517

See accompanying notes to investments in securities.

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19 AXP UTILITIES FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Dec. 31, 2001, the value of foreign securities represented 4.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) PRIDES (Preferred Redeemable Increased Dividend Equity Securities) are structured as convertible preferred securities. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.

(f) Security is partially or fully on loan. See Note 4 to the financial statements.

(g) At Dec. 31, 2001, the cost of securities for federal income tax purposes was approximately $2,088,118,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $  97,045,000

     Unrealized depreciation                                       (103,814,000)
                                                                   ------------
     Net unrealized depreciation                                  $  (6,769,000)
                                                                  -------------

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20 AXP UTILITIES FUND -- SEMIANNUAL REPORT

AXP Utilities Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INUTX    Class B: IUTBX
Class C: ACUIX    Class Y: N/A

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6342 P (3/02)